Exhibit 31.4

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

I, Mark Hair, Chief Financial Officer of Restoration Robotics, Inc., certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A of Restoration Robotics, Inc.; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 26, 2019	By:	/s/ Mark Hair
Mark Hair
Chief Financial Officer (Principal Financial Officer)